UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
FORM 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 1, 2013
____________________________________________
PUBLIX SUPER MARKETS, INC.
(Exact name of Registrant as specified in its charter)
____________________________________________

Florida	0-00981	59-0324412
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Publix Corporate Parkway
Lakeland, Florida		33811
(Address of principal executive offices)		(Zip Code)

(863) 688-1188
(Registrant’s telephone number, including area code)
____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition

On October 1, 2013, Publix Super Markets, Inc. announced its Board of Directors declared a semi-annual cash dividend of $0.35 per share on its common stock. The dividend will be payable December 2, 2013, either through direct deposit or mailed as a check, to stockholders of record as of the close of business October 31, 2013. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits

(d).     Exhibits

99.1.     Press Release dated October 1, 2013

Page 2 of 4 pages

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PUBLIX SUPER MARKETS, INC.

Dated: October 2, 2013	By:	/s/ David P. Phillips
David P. Phillips, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

Page 3 of 4 pages

Exhibit Index

Exhibit 99.1. Press Release dated October 1, 2013

Page 4 of 4 pages